UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

___________________

FORM 8-K/A

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 16, 2015

ALBANY MOLECULAR RESEARCH, INC.
(Exact Name of Registrant as Specified in Charter)

Delaware	001-35622	14-1742717
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

26 Corporate Circle Albany, NY	12212
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (518) 512-2000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions ( see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01 Completion of Acquisition or Disposition of Assets

On July 16, 2015, Albany Molecular Research, Inc., a Delaware corporation (the “Company”) filed a Form 8-K announcing that on July 16, 2015, the Company, Exirisk Spain, S. L., the Company’s indirect wholly-owned subsidiary (“ Acquisition Sub ”), Gadea Grupo Farmaceutico, S.L. (“ Gadea ”) and certain other parties thereto, entered into a definitive Share Purchase Agreement (the “Share Purchase Agreement ”) pursuant to which Acquisition Sub purchased 100% of Gadea’s capital stock.

The foregoing description of the Share Purchase Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Share Purchase Agreement, which was filed as Exhibit 2.1 to the Company’s Form 8-K, filed with the Securities and Exchange Commission (“SEC”) on July 16, 2015, and is incorporated herein by reference.

The Company hereby amends its Form 8-K filed on July 16, 2015 to provide certain financial statements required by Item 9.01 of Form 8-K with respect to Gadea and pro forma condensed combined financial information with respect to the Company’s acquisition of Gadea.

Item 9.01 Financial Statements and Exhibits

(a)

Audited consolidated financial statements for Gadea and its Subsidiaries as of and for the years ended December 31, 2014, 2013, and 2012, and the unaudited financial statements of Gadea and its Subsidiaries as of and for the six months ended June 30, 2015 and 2014, which are filed herewith as Exhibit 99.1 and are incorporated in this Item 9.01 (a) by reference.

(b)

The unaudited pro forma condensed combined financial statements and related notes thereto of the Company at June 30, 2015 and for the six months ended June 30, 2015 and the year ended December 31, 2014, giving effect to the Company’s acquisition of Gadea, are filed herewith as Exhibit 99.2 and incorporated in this Item 9.01(b) by reference.

(d)	Exhibits.

Exhibit No.	Description

2.1

Share Purchase Agreement by and among Albany Molecular Research, Inc., Gadea Grupo Farmaceutico, S.L., Exirisk Spain, S.L. and certain other persons thereto, dated as of July 16, 2015 (incorporated herein by reference to Exhibit 2.1 to the Company’s Current Report on Form 8-K filed with the SEC on July 16, 2015, File No. 001-35622).

23.1	Consent of Ernst & Young, S.L.
23.2	Consent of Deloitte, S.L.
99.1	Audited consolidated financial statements for Gadea Grupo Farmaceutico, S.L. and Subsidiaries as of and for the years ended December 31, 2014, 2013 and 2012, and unaudited financial statements of Gadea Grupo Farmaceutico, S.L. and Subsidiaries as of and for the six months ended June 30, 2015 and 2014.
99.2	Unaudited pro forma condensed combined financial statements and related notes thereto of Albany Molecular Research, Inc. at June 30, 2015 and for the six months ended June 30, 2015 and the year ended December 31, 2014.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALBANY MOLECULAR RESEARCH, INC.

By:	/s/ Felicia I. Ladin
Felicia I. Ladin
Senior Vice President, Chief Financial Officer and Treasurer

Date:  October 1, 2015

EXHIBIT INDEX

Exhibit No.	Description

2.1

Share Purchase Agreement by and among Albany Molecular Research, Inc., Gadea Grupo Farmaceutico, S.L., Exirisk Spain, S.L. and certain other persons thereto, dated as of July 16, 2015 (incorporated herein by reference to Exhibit 2.1 to the Company’s Current Report on Form 8-K filed with the SEC on July 16, 2015, File No. 001-35622).

23.1	Consent of Ernst & Young, S.L.
23.2	Consent of Deloitte, S.L.
99.1	Audited consolidated financial statements for Gadea Grupo Farmaceutico, S.L. and Subsidiaries of and for the years ended December 31, 2014, 2013, and 2012, and unaudited financial statements of Gadea Grupo Farmaceutico, S.L. and Subsidiaries as of and for the six months ended June 30, 2015 and 2014.
99.2	Unaudited pro forma condensed combined financial statements and related notes thereto of Albany Molecular Research, Inc. at June 30, 2015 and for the six months ended June 30, 2015 and the year ended December 31, 2014.